Exhibit 99.1

Insmed Copyright 2015 © All Rights Reserved. Analyst and Investor Day March 24, 2015 NASDAQ: INSM

2 Agenda I. Introduction and Overview – Will Lewis II.NTM Lung Disease & Clinical Trials – Dr. Gina Eagle III. Regulatory – Peggy Berry IV. Research and Development INS1009 – Dr. Walter Perkins and Dr. Gene Sullivan I. Global Commercial Plan & Corporate Development – Wes Kaupinen, Dr. Olaf Bartsch, Drayton Wise and Kevin McDermott II. Tech Ops, Cash and Tax Planning – Andy Drechsler III. Q&A

3 Safe Harbor Statement ARIKAYCE is a trademark of Insmed Incorporated in the United States and various other countries. eFlow® Electronic Nebulizer (eFlow®) is a registered trademark of PARI Pharma GmbH. TOBI (Tobramycin Inhalation Solution) is a registered trademark of Novartis. Cayston (aztreonam for inhalation solution) is a registered trademark of Gilead Sciences. All other trademarks and registered trademarks are the property of their respective owners. Persons shown throughout this presentation are models used for illustrative purposes and are not patients. This presentation contains forward-looking statements. Words, and variations of words, such as "intend," "expect," "will," "anticipate," "believe," "continue," "propose" and similar expressions are intended to identify forward-looking statements. Investors are cautioned that such statements in this presentation, including statements relating to the status, results and timing of clinical trials and clinical data, the anticipated benefits of Insmed's products, the anticipated timing of regulatory submissions, and the ability to obtain required regulatory approvals, bring products to market and successfully commercialize products constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, without limitation, failure or delay of European, Canadian, U.S. Food and Drug Administration and other regulatory reviews and approvals, competitive developments affecting Insmed’s product candidates, delays in product development or clinical trials or other studies, patent disputes and other intellectual property developments relating to Insmed’s product candidates, unexpected regulatory actions, delays or requests, the failure of clinical trials or other studies or results of clinical trials or other studies that do not meet expectations, the fact that subsequent analyses of clinical trial or study data may lead to different (including less favorable) interpretations of trial or study results or may identify important implications of a trial or study that are not reflected in the statements contained in this presentation, and the fact that trial or study results or subsequent analyses may be subject to differing interpretations by regulatory agencies, the inability by Insmed to successfully develop its product candidates or receive necessary regulatory approvals, the inability by Insmed to make product candidates commercially successful, changes in anticipated expenses, changes in Insmed’s financing requirements or ability to raise additional capital, and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2014. Investors are cautioned not to place undue reliance on any forward-looking statements that speak only as of the date of this presentation. Insmed undertakes no obligation to update these forward-looking statements to reflect events or circumstances or changes in its expectations.

4 Insmed Company Vision We are building a self-sustaining biopharmaceutical company focused on patient needs at the intersection of orphan and pulmonary disease

5 Insmed’s Orphan Product Portfolio ARIKAYCE™ liposomal amikacin for inhalation INS1009 inhaled treprostinil-prodrug NTM PAH Additional Programs in Orphan Diseases

6 2015 – The Year of the Deliverables I. Enroll the “212” NTM Global Phase 3 Trial II. Pursue European Approval of ARIKAYCE – NTM & CF III. Continue Manufacturing Build-out and Redundancy Planning IV. Submit IND for INS1009 and Enroll Phase 1 Trial V. Corporate Development

Team Introduction



Introduction & Overview
Will Lewis



NTM Disease & Clinical Trials
Dr. Gina Eagle



Regulatory
Peggy Berry



R&D, INS1009 & IP
Dr. Walter Perkins



Dr. Gene Sullivan



Global Commercial Plan & Corporate Development
Wes Kaupinen



Dr. Olaf Bartsch



Drayton Wise



Tech Ops, Cash and Tax Planning
Andy Drechsler

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8 NTM Lung Disease & Clinical Trials Dr. Gina Eagle

9 ARIKAYCE™ liposomal amikacin for inhalation INS1009 inhaled treprostinil-prodrug NTM PAH Additional Programs in Orphan Diseases ARIKAYCETM – NTM and CF Indications

10 Nontuberculous Mycobacteria (NTM) Lung Infections Rx No Approved Treatmentin US and EU Progressive Lung Disease and Increased Mortality in High Risk Patient Groups Common in: Source: Company website; Clarity Pharma Research; American Journal of Respiratory and Critical Care Medicine; American Lung Association; UCSF Medical Center.; Medscape Education; NTM Info and Research; Prevots (2010) 10 COPD, bronchiectasis, asthma and CF

11Source: Company website; Clarity Pharma Research; American Journal of Respiratory and Critical Care Medicine; AmericanLung Association; UCSF Medical Center.; Medscape Education; NTM Info and Research; Prevots (2010); (a) Adjemian et al 2012; (b) Yutaki, January 2015 Journal of Infection and chemotherapy); (c) Marras 2007 ; (d) Ringhausen 2013, Panagiotou 2014 ; (e) Thomson 2010 11 Nontuberculous Mycobacteria (NTM) Lung Infections © INSCALE GmbH, 05.05.2010 http://www.presentationload.com/US a 55-70K © INSCALE GmbH, 05.05.2010 http://www.presentationload.com/Diagnosed Patients Treatment Resistant Populations (estimate) EU d Japan b Australia e Canada c 30K 20K within EU5 30K 5-10K 5-10K 10-20K 5-10K 5-10K 1-2K 1-2K +13% +6% +9% +9% +11% Annual Prevalence Increase

12 Patient Journey Is Long and Difficult for Most Only a few are diagnosed correctly from the outset Symptom Presentation Seek out Physician Mis-diagnosis Treatment initiation Symptom persistence Physician Referral/Change Diagnosis correction Treatment initiation Living with NTM (NTM Management) Primary Care Doctor Pulmonary Doctor Infectious Disease Dr. COPD Flu Bronchitis Asthma Misdiagnosis Phase Tuberculosis Lung Cancer

13 NTM Lung Disease Risk Factors and Mortality

14 To date >150 identified NTM species .MAC (Mycobacterium avium Complex) is the most common .Ubiquitous organisms: found in soil and water .Animal to human and human to human transmission not widely documented .Asymptomatic infections and symptomatic disease is possible with many NTM species Nontuberculous Mycobacterium (NTM) Overview

Nontuberculous Mycobacterial Pulmonary Pathogens

<u>Common</u>

M. avium

M. intracellulare

} M. Avium Complex (MAC)

M. kansasii

M. abscessus

M. chelonae



Others
M. Kansasii
M. Avium
Complex

<u>Infrequent</u>

M. xenopi (zin oh' pee)

M. szulgai (sull' guy)

M. malmoense

(mal' moh en suh)

M. fortuitum

<u>Rare</u>

M. celatum (sell ah' tum)

M. scrofulaceum

M. simiae

M. terrae

M. immunogenum

<u>Never (almost)</u>

M. gordonae

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Risk Factors in MAC Lung Disease

5-year-all-cause overall mortality (**Ito et al ***): **25.6%**

- untreated chronic MAC patients: 33.3%
- treated MAC patients: 22.2%

p = 0.30

Adjusting for clinical, microbiological and radiological confounders, independent factors for 5-year mortality were a high Charlson comorbidity index and presence of cavitary lesions

Hazard Ratio (HR) Comparisons	High Charlson Comorbidity Index	Presence of Cavitary Lesions
Definite MAC	HR 1.76	HR 1.82
Untreated chronic MAC	HR 3.08	HR 3.91

Conclusion: Patients with cavitary lesions require immediate treatment for sputum culture conversion and to improve their chances of survival

**Ito et al INT J TUBERC LUNG DIS 16(3):408–414; A study of 78 patients with definite MAC disease (including treated and untreated chronic MAC patients)*

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Risk Factors in MAC Lung Disease

Literature on Risk Factors in MAC Lung Disease	Advanced Stage at Diagnosis	Cavitary Lung	Low BMI	Macrolide-Resistance at Diagnosis
Ito et al INT J TUBERC LUNG DIS 16(3):408–414		✓		
Masao Okumura et al, Inter Med 47: 1465-1472, 2008 DOI: 10.2169/internalmedicine.47.1114		✓	✓	
Kim et al INT J TUBERC LUNG DIS 18(6):730–736	✓		✓*	
Kitada INT J TUBERC LUNG DIS 16(5):660–664		✓	✓	✓

**21.0 kg/m2 and more than four lung segments involved had a 240-fold increased risk of deterioration (P , 0.001)*

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18 High Risk Factor: Cavitary Lung

19 NTM Lung Disease Advantages of LAI

20 Liposomal Amikacin for Inhalation (LAI) .Amikacin is an aminoglycoside antibiotic with in vitro evidence of activity against NTM .Novel liposomal formulation for inhalation via nebuliser .High lung Cmax, AUC, and t½ improved AUC:MIC ratio .Liposomes have a neutral charge and can be taken up by lung macrophages allowing intracellular delivery of drug into infected cells that harbor nontuberculous mycobacteria (NTM) while maintaining normal macrophage function .Low serum Cmax and low bioavailability (<12%) .Decreased potential for systemic toxicity such as renal and ototoxicity

21 NTM Lung Disease Recap of Study 112

22 Study 112: Study Design Randomized 90 Subjects (1:1): Stratified: CF vs non-CF MAC vs M. abscessus Primary Endpoint: Efficacy • Change on Semi-Quantitative Scale for mycobacterial culture at Day 84 Screening perioda,b,cDay –42to Day –2 12 Weeks Once-Daily Dosing Background therapyd+ LAI* once daily by eFlow® Day 1 Background therapyd + placebo once daily by eFlow Day 1 Day 85 Day 168 12 Weeks Once-Daily Dosing, Open-Label 28-Day follow-up No inhaled antibiotics LAI once daily by eFlow a2007 American Thoracic Society/Infectious Diseases Society of America (ATS/IDSA) criteria with evidence of nodular bronchiectasis and/or fibrocavitary disease by chest computed tomography scan. bAt least 2 documented positive cultures in the prior 2 years, of which at least 1 was obtained in the 6 months prior to screening. cReceiving ATS/IDSA guideline-based treatment for at least 6 months prior to screening with persistently positive cultures. dContinuing on ATS/IDSA guideline-based therapy. R 4 Weeks CF=cystic fibrosis; LAI=liposomal amikacin for inhalation; MAC=Mycobacterium avium complex.

23 Study 112 : Patient Profiles 0 5 10 15 20 25 30 35 40 6 - 12 Months >12 - 24 Months >24 Months Patients (n) •Length of Time on NTM Treatment Regimen Prior to Baseline Lesion Type N(%) Cavitary 6 (6.70%) Nodularand Cavitary 63 (70.0%) Nodular 21 (23.3%) • Lung Lesion Type on HRCTscan at Baseline

24 Study 112: Recap of Main Results . Reduction in mycobacterium burden (numerically superior, not statistically significant) .Achievement of a negative sputum culture in 11 out of 44 patients at Day 84 (statistically significant) .Safety: more frequent respiratory events; consistent similar inhaled antibiotics 25.0%25.0% 6.7% 6.7% 0% 5% 10% 15% 20% 25% ARIKAYCE + Standard of Care Placebo + Standard of Care Percent of patients whose sputum culture tested negative for NTM at Day 84 (mITT population.) (11/44)(11/44) (3/45) (3/45)

25 Study 112: Patients with at least 1 negative sputum culture for NTM Treatment Arm CF Status NTM Oragnism Length of NTM Prior to Baseline (Months) Baseline Day 28 Day 56 Day 84 Day 112 Day 140 Day 16828 24>24>24>24 Broth Broth >24 >12 - 24 Early Term Resp 12 - 24>12 - 24>12 - 24>12 - 24>12 - 24 Broth Broth Broth 6 - 126 - 12 Broth 6 - 126 - 12 Broth M. abscessus >12 - 24MAC >12 - 24 Early Term">246 - 12>24>24>24>12 - 24>12 - 24>12 - 24>12 - 24 Broth 6 - 12 Early Term FEV1 - 12 Broth>24>24 PBON on-CF Patient MACM. abscessus LAIN on-CFMACCFM. abscessus

26 Study 112: Patients with Sputum Culture Conversion* Treatment Arm CF Status NTM Oragnism Length of NTM Prior to Baseline (Months) Baseline Day 28 Day 56 Day 84 Day 112 Day 140 Day 16828 24>24>24>24 Broth Broth>24>12 - 24>12 - 24>12 - 24>12 - 24 Broth Broth Broth 6 - 126 - 12 Broth 6 - 12 Broth>24>24>12 - 24 Broth 6 - 12 Broth M.abscessus >24 LAINon-CFMACPBO Non-CF Patient MAC *ATS definition of conversion = 3 consecutive monthly negative sputum cultures

27 Study 112: 6 Minute Walk Test -60 -50 -40 -30 -20 -10 0 10 20 30 40 0 28 56 84 112 Least Squares Mean (SE) Study Day Change From Baseline in 6MWT Distance Missing Values Excluded (mITT Population) Arikayce Placebo P= .009

28 Study 112: Safety Recap 0% 10% 20% 30% 40% 50% Chest discomfort Wheezing Pyrexia Fatigue Nausea Haemoptysis Oropharyngeal pain Cough Dysphonia Infective exacerbation of bronchiectasis LAI (n=44) Placebo (n=45) LAI, liposomal amikacin for inhalation. Treatment-Emergent Adverse Events with >10% occurrence Through End of Open-label Phase (Safety Population)

29 NTM Lung Disease Study 212

30 Study 212-Global Sites North America . United States (34) . Canada (5) Europe . UK (15) . Germany (13) . Italy (12) . Spain (7) . France (6) Europe . Poland (4) . Austria (2) . Netherlands (1) Asia-Pac . Australia (17) . Japan (8) . New Zealand (3) Goal is to have 80+ sites active in the 1H 2015

Study 212: Study Design Overview

Key Facts: INS-212 Trial

- Randomized ~300 patients (2:1)
- Non-CF MAC Only
- Stratifications: (1) Smokers vs. non-smokers; (2) Background Therapy last 6 months



Converters Continue Treatment
for 12 Months Post Conversion
8 Months Daily Dosing
~200 patients
ARIKAYCE once daily
+ Background Therapy
ARIKAYCE once daily
+ Background Therapy
3 Month Off Treatment
Follow-Up
Screening Period
R
Non-converters Enter "312" Follow-on Study
ARIKAYCE + Background
Therapy for 12 Months
~100 patients
Background Therapy
Background Therapy
3 Month Off Treatment
Follow-Up

Key Inclusion Criteria

- Age ≥18 years ≤85 years
- DX of pulmonary NTM lung disease with MAC
- Failed prior treatment
- Multi-drug regimen for at least 6 months; last dose within the prior 12 months

Primary Endpoint at 6 Months for Accelerated Approval

- Percentage of patients that achieve culture conversion
- Secondary: Six-minute walk test

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32 Study 212: Sputum Sampling Primary Endpoint: . 3 sputum samples will be collected for each monthly visit (Baseline to Month 6) . Patients will interrupt LAI administration on day -2 until they visit the clinic . Sputum processing will be . Performed per standard lab procedures . Globally aligned No LAI 24 Hours No LAI 48 Hours No LAI 72 Hours Re-Start LAI Dosing Last LAI Sputum #1 Sputum #2 Sputum #3

33 Central Micro Labs Globally Region Central Micro Lab Microbiology Director USA/Canada University of Texas at Tyler Health Northeast (USA) Richard J. Wallace Jr.M.D. Europe Radboud University Medical Center (Netherlands) Jakko van Ingen, MD, PhD Australia/Asia Queensland Mycobacterium Reference Laboratory (Australia) Dr. Chris Coulter, Director

Methodology Across Global Central Micro Labs

Methodology/Supplies	Tyler North America	Radbound Europe	QMRL Australia/Asia
Control strain	ATC700898	ATC700898	ATCC700898
Liquid medium	VersaTrek	BD MGIT	BDMGIT
Solid medium	Agar 7H11	Agar 7H11	Agar 7H11
Mac Growth (ID)	Gen-Probe	Gen-Probe	Hain CM Line Probe
MIC Testing (MAC Susceptibility)	MIC Panel; (Thermofisher)	MIC Panel; (Thermofisher)	MIC Panel; (Thermofisher)
MAC Mutation Sequencing	Yes	Yes	Yes
Growth Conditions	35 ºC	36ºC-37ºC	36-37 C
Standards	CLSI	CLSI	CLSI

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35 Study 212 Sample Size Calculation . Primary Endpoint Proportion of subjects achieving culture conversion by Month 6 . Assumptions Month 6 culture conversion rate: 20% for LAI+MDR; 5% for MDR Chi-square test at a 2-sided significance level of 0.05 A 2:1 randomization ratio to either LAI+MDR or MDR At least 90% power . Sample Size A total of 261 subjects: 174 for LAI+MDR; 87 for MDR

36 Study 212 Sample Size Calculation . Secondary Endpoint Change from baseline to Month 6 in 6MWT distance . Assumptions A common standard deviation (SD) of 100 A between-treatment difference of 50 meters in mean change two group t-test at a 2-sided significance level of 0.05 A 2:1 randomization ratio to either LAI+MDR or MDR At least 90% power . Sample Size A total of 192 subjects: 128 for LAI+MDR; 64 for MDR

37 Study 212 Statistical Methods .Stratification Randomization stratified by: Smoking Status (current smoker or not) and Prior Multi-drug Regimen (on treatment or off treatment for at least 3 months) .Primary Analysis Population Modified Intent-to-treat population: all randomized subjects who received at least 1 dose of either LAI plus a multi-drug regimen or a multi drug regimen .Hypothesis – Primary Endpoint H0: Culture conversion is independent of treatment H1: Culture conversion is associated with treatment .Analysis of Primary Endpoint Cochran-Mantel-Haenszel test adjusting for the 2 stratification variables at a 2-sided significance level of 0.05

38 Study 212 Statistical Methods .Hypothesis –Secondary Endpoint H0: No between-treatment difference in mean change from baseline to Month 6 in 6MWT distanceH1: There is a between-treatment difference in mean change .Analysis of Secondary Endpoint Mixed-effects Model for Repeated Measures (MMRM) over Months 4 and 6; The MMRM model includes treatment, month, the treatment-by-month interaction, smoking status, and prior multi-drug regimen (on treatment or off treatment for at least 3 months) as fixed factors, the baseline (Day 1) 6MWT distance as a covariate, as well as the baseline 6MWT distance-by-month interaction.

39 Cystic Fibrosis Program TR02-110 Update

40 Cystic Fibrosis Program Update LAI for the Management of Pain Patients with Cystic Fibrosis Anecdotal Trial Experience •8 patients have requested compassionate use of LAI to follow TR02-110 . Very positive feedback from PIs in general regarding slowing of disease progression (even reversal in some cases) and the ‘patient experience’ -25 -20 -15 -10 -5 0 5 10 15 20 25 0 28 56 84 112 140 168 196 224 252 280 308 336 364 Relative Mean Change from Baseline (L) Study Day LAI 590 mg QD LAI-Naïve 590 mgQD TR02-110 Mean Relative Change from Baseline in FEV1(L) Missing Values Excluded mITT Population (Interim Data Cut -149 Complete Day 337 [1 Year])

41 Cystic Fibrosis Program Update Reasons for Patient Discontinuation in TR02-110 0 2 4 6 8 10 12 14 16 18 Death Adverse Event Withdrawl of Concent Lost to Follow-Up PermatureTermination of Study Other Prior LAI arm in TR02-108 Prior TOBI arm in TR02-108 Reason for Early Discontinuation Number of Patients 1 3 0 15 8 16 1 0 0 1 10 12

42 Regulatory Peggy Berry peggy-berry-headshot.jpg

43 Regulatory Overview ARIKAYCE .European update .US update .Rest of World activities INS1009 .US update .Rest of World activities

44 EMA Regulatory Timeline Clock Stop Clock Stop Pre-submission Assessment of new marketing authorisation application Decision-making phase Day 1 (Feb 2015) Day 120 List of Questions Day 121 Day 180 List of Outstanding issues or opinion Day 181 Day 210 Opinion Day 277: EC Decision European Marketing Application (for NTM Lung Infections and Pseudomonas Aeruginosa CF patients) Submitted late 2014; Validated February 2015 Expect feedback at Day 120; late June 2015 (preparing responses to potential questions) Assuming standard response time Day 180 (final issues) will be mid-Q4 Day 210 (opinion) will be late Q4 Day 277 (final decision) will be mid-Q1 2016

45 D:\INSMED\2012\IR Deck\Artwork\New Logo\Logo Master v1a Small .pngARIKAYCE – US Update Reached agreement on protocol INS-212 Anticipate beginning rolling NDA submission in mid-2016 with final at end of 2016 for possible SubPart H approval .Permits an approval based upon culture conversation & 6-minute walk test (6MWT) distance at the 6 month timepoint .Requires a commitment to submit additional clinical data when available; discussions with the FDA will occur to determine requirements for full approval to be granted .completion of the 212 study through 16+ months of treatment for patients who have converted .completion of the 312 safety study through 12 additional months of treatment for those patients who have not converted .possible additional requirements depending on the data from the studies

46 SubPart H Approval .If agreed requirements are metand the data on the final endpoints are achieved, the FDA could issue a full approval of the drug with updated labeling that incorporates information from the study results .If agreed requirements are not met or if the clinical data do not succeedon the final endpoints, the FDA may modify the product labeling to include the new data and to specify any limitations of use of the drug based upon the results achieved or they may convene an advisory committee meeting to discuss the data and recommended changes to the product labeling. In rare circumstances, they may also rescind the approval of the drug.

47 ARIKAYCE–Rest of World Update Australia .Orphan drug designation achieved in February 2015 for CF and refractory NTM Canada .Held pre-submission meetings with regulatory agencies Japan .Reached agreement on clinical study requirements for phase 3 study and PK

48 INS1009 –US & RoW update .Reached general agreement on development program .Agreed that 505(b)(2) is possible – pending review of the data confirming that INS1009 is a prodrug of treprostinil (FDA data review to occur 2Q 2015) .Anticipated Benefits of 505(b)(2) .No carcinogenicity study .Only one phase 3 study required .No drug-drug interaction studies required .Orphan drug application in preparation .Seeking advice from EU regulators to ensure that the development program will satisfy their requirements

49 Research and Development INS1009 Dr. Walter Perkins Dr. Gene Sullivan

50 Pulmonary Arterial Hypertension (PAH): Our Next Target Indication ARIKAYCE™ liposomal amikacin for inhalation INS1009 inhaled treprostinil-prodrug NTM PAH Additional Programs in Orphan Diseases

Pulmonary Arterial Hypertension (PAH) Orphan Disease
Progressive Disease Leading to Heart Failure

- No curative treatments
- 15% one-year mortality
- ≈100,000* patients afflicted globally
- ≈25,000 treated patients in the U.S.[1,2,3]
- Treatment is progressive combo therapy, including:
  - Calcium channel blockers; Endothelin receptor antagonists (ERAs); PDE-5 inhibitors; and Prostacyclins
- Prostacyclins are perceived to be the most effective class but are limited by toxicity/tolerability issues
  - 4 to 9x daily inhalations, continuous infusion, or modest efficacy at tolerable doses


Blood pressure in the pulmonary arteries is increased
Pulmonary arteries are constricted
Right side of the heart becomes enlarged

Source: Company estimates. 1) Yang X, Mardekian J, Sanders KN, Mychaskiw MA, Thomas J. Prevalence of pulmonary arterial hypertension in patients with connective tissue diseases: a systematic review of the literature. *Clinical Rheumatology* 2013 Oct;32(10):1519-31. 2) Peacock AJ, Murphy NF, McMurray JJV, et al. An epidemiological study of pulmonary arterial hypertension. *Eur Respir J 2007;30:104–9 3)* Humbert M, Sitbon O, Chaouat A, Bertocchi M, Habib G, Gressin V, Yaici A, Weitzenblum E, Cordier JF, Chabot F, Dromer C, Pison C, Reynaud-Gaubert M, Haloun A, Laurent M, Hachulla E, Simonneau. Pulmonary arterial hypertension in France: results from a national registry. ; *Am J Respir Crit Care Med.* 2006;173(9):1023. 4) McLaughlin VV, Archer SL, Badesch DB, et al. ACCF/AHA 2009 expert consensus document on pulmonary hypertension: a report of the American College of Cardiology Foundation Task Force on Expert Consensus Documents and the American Heart Association: developed in collaboration with the American College of Chest Physicians, American Thoracic Society, Inc., and the Pulmonary Hypertension Association. Circulation 2009; 28:119:2250-94

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Current Marketed Prostanoids for Pulmonary Arterial Hypertension

Drug	Dosing	Pros	Cons
Flolan, Veletri (epoprostinil)	Intravenous via continuous infusion	Continuous drug level	▪ Intravenous – central line infection ▪ Requires infusion pump
Ventavis (iloprost)	Inhaled with 6-9x daily dosing	Less invasive than infusion	▪ Swings in peak/trough plasma levels ▪ Lack of drug overnight ▪ Inconvenient 6-9x/day dosing
Remodulin (treprostinil)	Subcutaneous / Intravenous via continuous infusion	Continuous drug level	▪ Subcutaneous -- site pain ▪ Intravenous – central line infection ▪ Requires infusion pump
Tyvaso (treprostinil)	Inhaled with 4x daily dosing	Less invasive than infusion	▪ Swings in peak/trough plasma levels ▪ Lack of drug overnight ▪ Inconvenient 4x daily dosing
Orinetram (treprostinil)	Oral with BID/TID dosing	Convenient dosage form	▪ Swings in peak/trough plasma levels ▪ Lack of drug overnight

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53 INS1009: Treprostinil-Prodrug Formulated in a Nanoparticle ~100 nm in diameter C16TR .Hexadecyl-treprostinil (C16TR) Prodrug .Nanoparticles in aqueous suspension .Administered by state-of-the-art nebulizer .Patent applications filed 24 hour Coverage via Convenient Once-Daily Dosing without Large Peak/Trough Swings in Plasma Levels

54 A single 6 µg/kg dose administered by inhalation to ventilated rats *Estimation based on correlation of treprostinil plasma levels with changes in mean pulmonary arterial pressure (mPAP) from multiple experiments in rats From ERS 2014 Poster 2367. 0.01 0.10 1.00 10.00 0 1 2 3 4 5 6 7 Treprostinil Plasma Level (ng/mL) Time (hr) Treprostinil INS1009 Therapeutic threshold* INS1009 .Sustained Release .Cmax reduced significantly INS1009 Provides Sustained Release of Treprostinil

55 INS1009 Extends Vasodilation Period Significantly Rat Acute Hypoxia Model of PAH 40.0 50.0 60.0 70.0 80.0 90.0 100.0 110.0 -5 0 0.5 1 1.5 2 2.5 3 5 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 Time (min) mPAP (as % initial hypoxic value) Buffer Control Treprostinil INS1009 Mean Pulmonary Arterial Pressure (mPAP) as a % of hypoxic baseline value. mPAP is elevated in rats in response to hypoxia (10% oxygen). Single dose of INS1009 or treprostinil (both at 6 µg/kg treprostinil). Rats are anesthetized and ventilated. The initial time scale is expanded and the dotted line denotes the change in the time scale. N’s= 8-10

56 INS1009 Provides Sustained Release of Treprostinil over 24 Hours 0.01 0.1 1 10 0 5 10 15 20 25 Time (h) Stays above threshold of 0.1ng/mL for full vasodilatory effect* Dose of 6 µg/kg Treprostinil Plasma Level (ng/mL) With nose-only inhalation plasma levels are higher than those in ventilated rats due to additional deposition/absorption in nasal passages *Estimation based on correlation of treprostinil plasma levels with changes in mean pulmonary arterial pressure (mPAP) from multiple experiments in rats Rats dosed by Nose-Only Inhalation

57 Tre 5 µg/kg Tre 16 µg/kg INS1009 7 µg/kg INS1009 22 µg/kg INS1009 46 µg/kg INS1009 95 µg/kg 0 6 12 18 24 30 36 42 48 0.01 0.1 1 10 Active Lung Dose in Ventilated Dogs (Single Inhalation) Treprostinil Plasma Level (ng/mL) Inhaled INS1009 Provides Sustained Release of Treprostinil in Dogs

58 INS1009 Better Tolerated in Dogs than Inhaled Treprostinil Compound Lung Dose (µg/kg) Observed Side Effects Treprostinil 5 0 of 3 dogs 16 4 of 5 dogs INS1009 7 0 of 3 dogs 22 0 of 5 dogs 46 0 of 3 dogs 95 1 of 3 dogs Observed side effects after drug delivery: . Treprostinil -- cough, rapid shallow breathing, pale gums and emesis . INS1009 – 1 dog at highest dose exhibited rapid shallow breathing, pale gums, and emesis

59 INS1009 for PAH: Path to Market Pursuing 505(b)(2) FDA NDA Approval . Can be faster to market* . Lower risk by leveraging prior drug approval . Lower costs due to fewer studies FDA IND . IND: expect to file in 2H 2015 Clinical . Phase 1 Study: Expect to Start by Year-end 2015 . Phase 2 Study: Expect to Start in 2016 . Phase 3 Study: TBD following completion of Phase 2 INS1009 (graphical representation) * Camargo Pharmaceutical Services

60 Phase 1 A single ascending dose (SAD) study in healthy volunteers for tolerability and pharmacokinetics Phase 2 A single 12-week dose exploration study in PAH patients INS1009 for PAH: Clinical Plans through Phase 2

61 Insmed’s Orphan Product Portfolio ARIKAYCE™ liposomal amikacin for inhalation INS1009 inhaled treprostinil-prodrug NTM PAH Additional Programs in Orphan Diseases

62 Global Commercial Plan & Corporate Development Wes Kaupinen Drayton Wise Dr. Olaf Bartsch Drayton

63 ARIKAYCE: Near-term Commercial Launches 2016 2017 2018 30K Diagnosed Patients Treatment Resistant Populations (estimate) 30K 5-10K 5-10K 55-70K 10-20K Estimated Approval Timing PARTNERSHIP DISCUSSIONS UNDERWAY LAUNCH ALONE;EXPERIENCED EU LEADERSHIP IN PLACE LAUNCH ALONE; BUILDING AN EXPERIENCED U.S. TEAM EU US Japan

64 Europe Dr. Olaf Bartsch

65 Targeted EU Build-out to Pursue NTM and CF Indications Medical Science Liaison Focus Phase I Initial Hires In Place . Germany . France Phase II . UK . Italy . Sweden . Netherlands

66 Diagnosed NTM Prevalence in EU 5 . Includes both newly diagnosed patients and those with active ongoing disease diagnosed in a previous year . Treatment of NTM often extends well into the second year . Of the ~30k diagnosed NTM patients . ~20k are in EU5 . Germany has the largest population with >5k Source: Clarity Pharma Chart Audit. UK (4,103) France (3,857) Germany (5,373) Italy (3,714) Spain (2,764)

67 The Unmet Need - NTM NTM infections mostly occur in patient with underlying pulmonary diseases like COPD, bronchiectasis and asthma and CF. .No on-label treatment available in Europe .Cocktail of 3-4 antibiotics used off-label with significant side effects .KOL quote in Europe: “Make sure you get this product approved for any indication; we are in real need for a safe treatment option for these patients”

68 EU CF PATIENTS 35K Fatal genetic disease Life expectancyof 38-40 years CF Patients with Pseudomonas Lung Infections Adults CF patients with chronic Pseudomonas aeruginosa infection1 80% Increase inresistance to TOBI® 1Adapted from Cystic Fibrosis Foundation, Patient Registry Annual Data Reports, 2012.2Since 1999 per FDA advisory panel US-FDA-AIDAC for TOBI-Podhaler-September 2012. 3 Liou et al, Journal of Cystic Fibrosis 9 (2010) 250-256. 85% 2 Annual declinein lung function 1% to 3% 3

69 The Need – CF / Pseudomonas aeruginosa .Several inhaled antibiotics already available with acceptable treatment results .Market very competitive with downward pressure on prices .ARIKAYCE adds another treatment option for those patients intolerant or resistant to existing therapies Product Treatment Status ArikayceTM Inhaled, liposomal formulation of amikacin Phase 3 trial completed in Europe and Canada TOBI® (Novartis) Inhaled tobramycin Marketed Combined total sales of $281MM in 2014 TOBI Podhaler® (Novartis) Inhaled tobramycin powder Cayston® (Gilead Sciences) Inhaled aztreonam Marketedin Europe and US Colimycin and Colobreathe (Actavis) Inhaled colistimethate sodium Marketed in Europe Bramitob® (ChiesiGroup) Inhaled tobramycin Marketed in Europe BETHKIS® (Chiesi USA) Inhaled tobramycin Marketed in the US Aeroquin® (Actavis) Inhaled levofloxacin Phase 3

70 The Addressable Market CF /Pseudomonas: slow market penetration foreseen .80% of the adult CF patients have chronic Pseudomonas infections .The current gold standard is Tobramycin .ARIKAYCE has some advantages in QoL (once daily) and is just another option for HCP´s All NTM: Major unmet need .33% refractory patients represent the primary ARIKAYCE market .The phase 2 data included patients with MAC and M abscessus

71 Key Considerations for Insmed Europe .Launch strategy taking into account market sizes & market access possibilities, i.e. start in the 2 major countries (Germany & France), explore the UK and Italy and be opportunistic elsewhere (e.g. NL, Sweden) .European launch provides learning opportunity for US launch: pricing, optimal positioning, patients onboarding and compliance with treatment .Insmed enters Europe with a longer term focus: to broaden its organizational possibilities and enhance the outreach also for future products

72 EU Launch Preparation .Focused build-out of presence in 2015 / 2016 .Direct country organizations (Germany & France) .4 markets under evaluation for direct approach (UK, Italy, Sweden, NL) .All other EU markets initially mapped through 3rd party consultants .Supply & distribution through 3rd party logistics provider .Medical Education .Disease Awareness (focus on NTM) .Definition and Communication of the unmet need (NTM & CF) .KOL Management .Top 5 KOL´s per EU market .Market Access preparation .Focus on tier 1 countries (Germany, France) .Explore tier 2 markets (UK, Italy, NL, Sweden)

73 Example NTM lung Disease in Germany DX Patterns in DE are similar to other EU markets .Roughly 20% deemed “severe” .DE system of referrals drives initial DX at Internal or General Medicine (38%) followed by Pulmonologist (34%) while TX Patterns in DE are not. .Majority of patients seen in academic medical centers or solo private practice (vs UK) .Only 5% of IV treatments involve amikacin IV vs. 34% amikacin IV in UK .Very high use of beta agonists (34%) .DE patients are 3 times more likely to visit the ER than in UK Country or Region Est. Number of NTM Lung Disease Patients Mild Moderate Severe France 3,857 945 2,175 737 Germany 5,373 1,171 3,116 1,086 Italy 3,714 722 2,464 528 Spain 2,764 672 1,531 561 United Kingdom 4,103 845 2,437 821 EU5 19,811 4,355 11,723 3,733 Japan 31,745 21,332 9,873 540 EU5 + Japan 51,556 25,687 21,596 4,273 Number of times patient visited ER for NTM Lung Disease Patients in past year (mean)

74 Example Germany Launch possible shortly after approval Pre launch strategy focused on: .Medical education .Disease Awareness (NTM) .Definition of the unmet need .(NTM & CF) .KOL Management .Advisory boards .PR .Market Access preparation .G-BA consultation process .AMNOG Dossier development

75 German Disease Awareness Campaign NTM Lung Disease .German Pulmonologist Introductory Mailing .DA website www.ntmfakten.de .German Advisory boards .German Ad Campaign .Medical Education Campaign

76 NTM Lung Disease Awareness Launch February March April Digital Print Disease Awareness Microsite Launch Insmed Introduction Letter Mailer Newsletter (Third party vendor) Banner Ads Doc Check Email (Third party vendor) Web Key Banner Ads* DGP Booth NTMinfo Literature Web Key Journal Ad Mailing of Disease Awareness Poster Journal Ad** *Banner Ads consist of flash banners and static banners on: doc check, esanum, doc check site seeing. **Journal ads displayed across 10 publication. The same creative will run from March-June. Disease Awareness Launch Phase 1: Germany Letter

77 US Commercial Planning Drayton Wise Drayton Wise

78 Key Elements of the U.S. ARIKAYCE Launch Planning Our Approach 1. Targeted Disease State Awareness, including our key learnings from EU experience 2. SALES + MEDICAL + MARKETING field-oriented and working as one 3. Augmenting therapy with services that maximize patient experience and convenience 4. Voice of the Patient MUST and WILL be represented in everything we do 5. Recruiting talented and experienced people to join this mission

79 Hallmark of a Successful Orphan Disease Approach: Begins Early with Highly Targeted Disease State Awareness Campaign

80 U.S. ARIKAYCE Launch Planning: Targeted Sales and Medical Presence Focused on Pulmonologists Field-based pulmonary sales specialists Pulmonologists represent over 80% of NTM patients Field Medical Science Liaisons To Convey NTM Medical Story Maximizing convenience: .1. Patient services hub .2. Specialty pharmacy 30 3,000 MSLs Patient Centricity

81 ARIKAYCE: Pricing and Reimbursement in NTMBuilding the Value for Money Story US burden of illness study with major US payor confirms NTM is a costly disease: . Monthly medical + pharmacy expenditures = $5,000 less per month for those diagnosed and treated with existing therapies vs. those diagnosed and untreated/non-compliant . It “pays” to aggressively treat NTM: . The economic impact of treatment is seen immediately in the claims data (reduction in hospitalizations and ER visits) Treated NTM patients live long enough to recoup investment in therapy

82 Corporate Development Wes Kaupinen

83 Corporate Development Focus: Build on our Commitment to NTM Patients 2015 Corporate Goal: Acquire at least one external asset Key Corporate Development Criteria: #1: Product/Product Candidate Serves an Orphan / Pulmonary Orphan Patient Population #2: Therapeutic Indication is “NTM-Like”

84 Differential Criteria Based on Development Stage Commercial Development . World-Class Patient Management in Rare Disease(s): .Enables leverage of successful orphan commercial infrastructure . Affordably Priced: .Naturally limits pursuit of some therapeutic areas . Minimal Upfront Payment: .Consideration structured to reward success . Asset Currently “Under the Radar”: .Proprietary sourced transactions vs. competitive bidding processes

There is a Broad Spectrum of Pulmonary Orphan Diseases; Many of These Patient Populations are Severely Underserved

Auto-Immune Diseases
- Anti-basement membrane syndrome
- Pulmonary alveolar proteinosis

Channelopathies
- Pulmonary alveolar microlithiasis
- Cystic Fibrosis

Ciliary Disorders
- Kartagener Syndrome
- Primary ciliary dyskinesia

Congenital
- Cystic adenomatoid malformation
- Pulmonary sequestration
- Neuroendocrine cell hyperplasia

Connective Tissue Matrix Disorders
- Marfan syndrome
- Ehler-Danlos syndrome

Disorders of Respiratory Drive
- Central Alveolar hypoventilation
- Narcolepsy

Genetic Surfactant Disorders
- ABCA3
- SP-A-related lung disease
- SP-B-related lung disease
- SP-C-related lung disease

Infectious Diseases
- Psuedomonas infections associated with CF
- MRSA lung infections associated with CF
- Non-tuberculous mycobacterium lung infections
- Fibrosing mediastinitis

Inherited forms of emphysema
- Alpha-1 antitrypsin deficiency
- Elastin mutations
- Salla disease

Interstitial Lung Disease
- Idiopathic nonspecific interstitial pneumonias
- Idiopathic pulmonary fibrosis (IPF)
- Respiratory bronchiolitis interstitial lung disease (RBILD)
- Desquamative interstitial pneumonia (DIP)
- Cryptogenic organizing pneumonia
- Acute interstitial pneumonia (AIP)

Lung-Limited idiopathic disorders
- Idiopathic eosinophilic pneumonias
- Tracheobronchopathia osteochondroplastica
- Tracheobronchomegaly (Mounier-Kuhn syndrome)
- Idiopathic bronchiolitis

Neuromuscular disease
- Amyotrophic lateral sclerosis
- Myasthenia gravis
- Dermatomyositis,polymositis

Phakomatosis
- Lymphangioleiomyomatosis
- Birt-Hogg-Dubé syndrome
- Neurofibromatosis type I

Pulmonary Vascular Disease
- Pulmonary Arterial Hypertension (PAH)
- Pulmonary veno-occlusive disease (PVOD)
- Chronic thromboembolic pulmonary hypertension (CTEPH)
- PH-associated with myeloproliferative diseases
- Pulmonary capillary hemangiomatosis
- Hereditary hemorrhagic telangiectasia

Trafficking and Lysosomal Storage Disorders
- Hermansky-Pudlak syndrome
- Gaucher disease
- Neiman Pick C

Vasculitides
- Granulomatosis with polyangiitis (Wegener's)
- Churg-Strauss syndrome
- Behçet's disease
- Takayusu's arteritis
- Microscopic polyangiitis
- Goodpasture syndrome
- Polyarteritis nodusa

Other
- Sarcoidosis
- Thoracic endometriosis
- Langerhans' cell histiocysosis
- Idiopathic pulmonary hemosiderosis
- Sickle Cell anemia
- Bronchiolitis obliterans
- Hypersensitivity pneumonitis

85

insmed

86 Insmed Vision: Leading Sustainable Pulmonary Orphan Company CF Today NTM PAH

87 Insmed Vision: Leading Sustainable Pulmonary Orphan Company CF Today Future Vision NTM PAH CF NTM PAH AATD LAM SARC NCFB PAP

88 Tech Ops, Cash and Tax Planning Andy Drechsler

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89 Manufacturing and Supply ChainProducing Product at Scale for Clinical and Commercial Supply .Multi-sourced supply chain .Building out commercial scale manufacturing capabilities .Global distribution

90 Manufacturing and Global Supply Chain –ARIKAYCE Formulation and Filling of ARIKAYCE .Current: 50kg Althea (US) .Future: 50kg Althea (US) & 200kg Therapure (CAN) Testing .Covance (UK) Labelling and Packaging .For Clinical .Xerimis (US) and Biotec (UK) .For Commercial .Almac (US) and Almac (UK) Device .PARI (GER) Neues BildLOGO_eFLOW-Techn_PRI

91 Manufacturing and Global Supply Chain – ARIKAYCE #1 - Cholesterol (France) #1 - DPPC (Germany) Device (Germany) Testing Sites (UK) Almac US Xerimis US Clinical Sites ARIKAYCE Manufacture (US & Canada) #2 - Cholesterol (India) #2 - Amikacin (China) #1 - Amikacin (Italy) #2 - DPPC (Japan) Biotec UK Almac UK Goal: Dual sources throughout the supply chain Patients

92 Manufacturing and Global Supply Chain –ARIKAYCE Althea: .Current Clinical and Commercial launch site .50kg scale ~ 5,000 vials of ARIKAYCE per batch Therapure: .Future Commercial production site - On-line 2H 2015 .200kg scale ~ 20,000 vials of ARIKAYCE per batch

93 Manufacturing and Supply Chain – INS1009 Formulation and Filling .Toxicology studies .Axcellerate (NJ) – 1 liter batch size .Phase 1 Clinical studies .AMRI (MA) – 1 liter batch size Testing .PPD (WI) Labelling and Packaging .For Clinical .Xerimis (PA) Z:\Presentations\Nanoparticle Cartoons\Manufacturing Cartoon.jpgApril May June July Aug Sep Oct Axcellerate AMRI

94 Cash Needs from Operations .Cash Balance at 12/31/14 = $159.2M .Timing/pace of 2015 spending dependent on: .212 trial enrollment .Manufacturing scale up .Manufacturing pace/schedule .European infrastructure build .Debt $25M: interest only, due 1/1/16 .Potentially able to modify 35 40 46 48 56 58 01 02 03 04 05 06 01H 14 2H 14 1H 15 2H 15Cash Burn from Operations($ in millions)

95 Tax Planning .Commenced long term tax planning efforts in 2014 .Anticipate that Ireland will be our IP and tax hub for EU .New entities: Ireland, Germany, France & Netherlands .Long term plans for manufacturing and distribution .Current: Althea (San Diego, California, US) .2015: Addition of Therapure (Toronto, Canada) .Future: Addition of Ireland .Location of intellectual property and manufacturing operations should provide tax rates below current US statutory rates

96 Key Takeaways Mission .Building a patient-focused and sustainable biopharmaceutical company focused on orphan, pulmonary indications ARIKAYCE .Significant global NTM market opportunity .Phase 3 global study in NTM underway .MAA submitted/validated in EU for NTM and CF INS1009 .IND to be filed 2H 2015 .Phase 1 enrollment by end of 2015 .Potential 505(b)(2) path to approval 96

97 Insmed Copyright 2015 © All Rights Reserved. Thank You Building aPatient-Focused and Sustainable Biopharmaceutical Company Focused on Orphan, Pulmonary Indications www.insmed.com